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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - SEPTEMBER 19, 2002


                         NORTH FORK BANCORPORATION, INC.
             (Exact name of Registrant as specified in its charter)




          DELAWARE                      1-10458                 36-3154608
          --------                      -------                 ----------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)



     275 BROADHOLLOW ROAD
      MELVILLE, NEW YORK                                            11747
      ------------------                                            -----
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:              (631) 844-1004
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ITEM 9. REGULATION FD DISCLOSURE

To assist investors, financial analysts and other interested parties in their analysis of North Fork Bancorporation, Inc., the Company developed the document attached as Exhibit 99.1 to this Form 8-K. This document contains a general trend and overview of our business, financial condition and potential results of operations for the third quarter of 2002. This document, incorporated herein by reference, is furnished, not filed.

The Company announced on Wednesday, September 18, 2002, that it will be presenting at the RBC Capital Markets Financial Institutions Conference on Friday September 20, 2002. A copy of the September 18, 2002 press release is attached as Exhibit 99.2.



(a)      Exhibits

         99.1     Management's Discussion of Trends

         99.2     Press Release dated September 18, 2002


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                                    SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   September 19, 2002


NORTH FORK BANCORPORATION, INC.


By:   /s/  Daniel M. Healy




-------------------------------
Daniel M. Healy
Executive Vice President
Chief Financial Officer


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